Exhibit 10.58
DocuSign Envelope ID: FC8041F1-BC4A-4CAD-A973-3E361FB5E7A4
Contract Number CW2146852
Amendment Number 19
CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE MARKED [***]
AMENDMENT NUMBER 19
TO THE SUPPLY AGREEMENT
BY AND BETWEEN AMGEN INC. AND INSULET CORPORATION
This Amendment Number 18 (“Amendment”), entered into effective as of July 13, 2020 (“Amendment 19 Effective Date”), by and between Amgen Inc. (“Amgen”) and Insulet Corporation (“Insulet”) amends the Agreement (defined below).

RECITALS

A.Amgen and Insulet entered into that certain agreement titled “Supply Agreement” effective as of November 21, 2013 and identified by contract number CW2146852 pursuant to which Insulet is to, among other things, Manufacture and sell to Amgen the Customized Insulet Devices (as amended, the “Agreement”).

B.Amgen and Insulet desire, and are willing, to amend the Agreement to modify certain terms related to [***] related to the manufacture and supply of the Customized Insulet Device, all as set forth herein.

NOW, THEREFORE, in consideration of the Parties respective promises, covenants, conditions and provisions contained or referenced herein, the Parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:

1.DEFINITIONS

1.1Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Agreement, the definitions set forth in this Amendment shall control.

1.2MFC. [***].

2.AMENDMENTS TO THE AGREEMENT

2.1Section 2.11(b) of the Agreement is hereby amended by adding a new subsection providing that Insulet will hold quantities of Customized Insulet Devices:

“[***].

Insulet will store and manage such Amgen Request Inventory Hold consistent with, and in compliance with, the terms of this Agreement (including the Quality Agreement). Insulet will bear the risk of loss with respect to the Amgen Requested Inventory Hold prior to receipt of the same by Amgen, and without modifying or limiting the requirements set forth in Section 2.11(c).

If Amgen chooses to make changes to the Amgen Requested Inventory Hold such as variation cut over strategy or major ordering changes, Insulet will be required to present a recovery plan and both companies will work together to create a mutually agreeable plan to manage supply.

If Insulet fails to meet the Amgen Requested Inventory Hold, then Insulet will put forth a commercially reasonable effort to address the shortage though production volume increases during the next regularly scheduled manufacturing campaign.”

DocuSign Envelope ID: FC8041F1-BC4A-4CAD-A973-3E361FB5E7A4
Contract Number CW2146852
Amendment Number 19

3.CONCLUSION

This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same document, binding on the Parties notwithstanding that each of the Parties may have signed different counterparts. A facsimile transmission or PDF of this Amendment bearing a signature on behalf of a Party shall be legal and binding on such Party. Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto. Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

DocuSign Envelope ID: FC8041F1-BC4A-4CAD-A973-3E361FB5E7A4
Contract Number CW2146852
Amendment Number 19
IN WITNESS THEREOF, the authorized representatives of the Parties have executed this Amendment to the Agreement effective as of the Amendment 19 Effective Date.

Insulet Corporation		Amgen Inc.
By:		By:	[***]
Date:	September 15, 2020 | 5:12 PDT	Date:	September 15, 2020 | 5:38 PDT
Name:	Charles Alpuche	Name:	[***]
	EVP / COO		Global Sr. Category Manager